SUMMARY PROSPECTUS
TCAPX TCIFX TCAMX	Investor Class I Class Advisor Class
May 1, 2018
T. Rowe Price Capital Appreciation & Income Fund
A fund seeking to provide total return through a combination of income and capital appreciation.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2018, as amended or supplemented, and Statement of Additional Information, dated May 1, 2018, as amended or supplemented.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks total return through a combination of income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class		I Class	Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.54%		0.54%	0.54%

Distribution and service (12b-1) fees	—		—	0.25

Other expenses	0.88	[b]	0.72 [b,d]	1.15 [b]

Total annual fund operating expenses	1.42		1.26	1.94

Fee waiver/expense reimbursement	(0.68)[c]		(0.67)[d]	(0.95)[e]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.74	[c]	0.59 [d]	0.99 [e]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Other expenses are estimated for the current fiscal year.

c T. Rowe Price Associates, Inc., has agreed (through April 30, 2020) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.74%. The agreement may be terminated at any time beyond April 30, 2020, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.74%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’ current expense limitation.

d T. Rowe Price Associates, Inc., has agreed (through April 30, 2020) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed both: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; and (2) the current expense limitation on I Class Operating Expenses.

e T. Rowe Price Associates, Inc., has agreed (through April 30, 2020) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to

T. Rowe Price	2

exceed 0.99%. The agreement may be terminated at any time beyond April 30, 2020, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.99%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’ current expense limitation.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Investor Class	$76	$312
I Class	60	263
Advisor Class	101	419

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. A portfolio turnover rate is not shown since the fund had not commenced operations during its most recent fiscal year.

Investments, Risks, and Performance

Principal Investment Strategies The fund normally invests 45-75% of its net assets in fixed income and other debt instruments, including corporate and government bonds and bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders). The fund normally invests 25-55% of its net assets in common stocks and other equity securities, and may invest up to 15% of its net assets in preferred stocks and convertible securities. The fund also uses derivatives and invests in foreign securities, including emerging markets securities.

The portion of the fund invested in a type of particular security, such as stocks or bonds, results largely from a case-by-case analysis of each instrument and will vary based on market conditions. When selecting stocks, the adviser generally focuses on finding companies whose stocks are expected to provide an attractive return relative to the company’s associated risk. For example, the adviser may examine relative volatility, values, and prospects among growth- and value-oriented stocks, U.S. and international companies, small- to large-capitalization companies, and companies in a

Summary	3

variety of industries and market sectors. There are no limits on the market capitalization of the issuers of the stocks in which the fund invests.

The fund follows a similar security selection process with respect to fixed income and other debt instruments. When deciding whether to adjust duration, credit risk exposure, or allocations among the various asset classes, the adviser generally focuses on finding holdings with the best risk-adjusted return potential while emphasizing income generation. For example, the adviser may examine characteristics and relative prospects among government and agency obligations; international bonds; bank loans; and corporate bonds, including those rated noninvestment grade (BB and lower, or an equivalent rating), commonly known as high yield “junk” bonds. The fund may purchase fixed income instruments of any maturity and there are no overall maturity or duration restrictions for the fixed income portion of the portfolio. In addition, there are no limits on the fund’s investments in debt instruments that are rated noninvestment grade, including distressed and defaulted securities.

High yield bond issuers often include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. The fund will primarily acquire floating rate loans as an assignment from another lender who holds a floating rate loan.

Up to 50% of the fund’s net assets may be invested in non-U.S. dollar-denominated holdings and there is no limit on the fund’s investments in U.S. dollar-denominated securities of foreign issuers, including issuers of emerging markets. The fund may also gain exposure to currencies through derivative instruments without holding any securities denominated in those particular currencies.

While most assets will typically be invested directly in equity and debt instruments, the fund also uses options; interest rate futures; interest rate swaps, credit default swaps, and currency swaps; and forward currency exchange contracts to manage the fund’s overall risk profile and tactically gain or limit exposure to certain areas of the markets. The fund may use options for a variety of purposes, although the fund expects to primarily use these instruments to efficiently access or adjust exposure to certain market segments and to write (i.e., sell) call options in an effort to protect against downside risk or to generate additional income. Interest rate futures and interest rate swaps are typically used to manage the fund’s exposure to interest rate changes or to adjust portfolio duration. Credit default swaps are used to protect the value of certain portfolio holdings or to manage the fund’s overall exposure to changes in credit quality. Currency swaps and forward currency exchange contracts may be used to respond to changes in currency exchange rates and protect the value of non-U.S. dollar-denominated holdings from adverse currency movements relative

T. Rowe Price	4

to the U.S. dollar, as well as to gain exposure to certain currencies expected to increase or decrease in value relative to other currencies.

In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria. These situations might arise when the fund’s adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall asset allocation, investment selections or strategies fail to produce the intended results.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

Market capitalization risks Because the fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes.

Fixed income markets risks Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and

Summary	5

the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Interest rate risks The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, securities with longer maturities or durations, and funds with longer weighted average maturities or durations, carry greater interest rate risk. The fund may face a heightened level of interest rate risk due to historically low interest rates and the potential effect of any government fiscal policy initiatives; for example, the U.S. Federal Reserve System has ended its quantitative easing program and may continue to raise interest rates.

Credit risks An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (a failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation.

Junk investing risks Because a significant portion of the fund’s investments may be rated below investment grade (commonly referred to as “junk” bonds), the fund is exposed to greater volatility and credit risk than if it invested mainly in investment-grade bonds. High yield bond and loan issuers are usually not as strong financially as investment-grade bond issuers and, therefore, are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, securities and loans involving such companies carry a higher risk of default and should be considered speculative.

Any investments in distressed or defaulted securities subject the fund to even greater credit risk than investments in other below investment-grade bonds. Investments in obligations of restructured, distressed and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may be considered illiquid. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of cash payments or no recovery at all. In addition, recovery could involve an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative and be valued by the fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the fund to liability as a lender.

Liquidity risks The fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or

T. Rowe Price	6

unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Bank loan risks To the extent the fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt instruments. The fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the fund may not receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

In an assignment, the fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral.

Portfolio turnover risks The fund may actively and frequently trade its portfolio securities or other instruments to carry out its investment strategies. High portfolio turnover may adversely affect the fund’s performance and increase transaction costs, which could increase the fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared to a fund with less active trading policies, which could have an adverse tax impact if the fund’s shares are held in a taxable account.

International investing risks Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

Emerging markets risks The risks of international investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of

Summary	7

investing in international developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less liquid and less efficient trading markets.

Currency risks Because the fund may invest in securities issued in foreign currencies, the fund is subject to the risk that it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar. Any attempts at currency hedging may not be successful and could cause the fund to lose money.

Convertible securities and preferred stock risks Investments in convertible securities and preferred stocks subject the fund to risks associated with both equity and fixed income securities, depending on the price of the underlying security and the conversion price. Stocks generally fluctuate in value more than bonds and tend to move in cycles, with periods of rising and falling prices. The value of a stock may decline due to general weakness in the stock market or because of factors that affect a particular company or industry. A convertible security may be called back by the issuer prior to maturity at a price that is disadvantageous to the fund. In addition, convertible securities are typically issued by smaller-capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital. Preferred stock holders would be paid after corporate bondholders, but before common stockholders, in the event a company fails.

Derivatives risks The fund uses options, futures, swaps, and forward currency exchange contracts, and is therefore potentially exposed to additional losses not typically associated with direct investments in equity or fixed income instruments. Derivatives can be illiquid and difficult to value, may involve leverage so that small changes produce disproportionate losses for the fund, and, if not traded on an exchange, are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The values of the fund’s positions in options will fluctuate in response to changes in the value of the underlying reference asset, and the fund is exposed to the risk that the underlying reference asset will not move in a direction that is favorable to the fund. The fund’s use of options could limit the opportunity to profit from a greater increase in the market value of specific holdings within the index.

In addition, the fund’s use of futures, swaps, and forward currency exchange contracts involves the risk that anticipated interest rate movements, changes in currency values and currency exchange rates, or the creditworthiness of an issuer will not be accurately predicted, which could significantly harm the fund’s performance. Derivatives can be illiquid and difficult to value, may involve leverage so that small changes produce disproportionate losses for the fund and, if not traded on an exchange, are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. Changes in regulations could

T. Rowe Price	8

significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Performance Because the fund commenced operations in 2018, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance information will be available through troweprice.com after the fund has incepted.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
David R. Giroux	Cochairman of Investment Advisory Committee	2018	1998
Paul M. Massaro	Cochairman of Investment Advisory Committee	2018	2003

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums may be waived or modified for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers. Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan.

The I Class generally requires a $1,000,000 minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum may be waived for intermediaries and retirement plans maintaining omnibus accounts, and certain institutional client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Summary	9

Tax Information

The fund declares dividends monthly and typically pays them in the middle of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. However, the fund and its investment adviser do not pay broker-dealers and other financial intermediaries for sales or related services of the I Class shares.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F1118-045 5/1/18